LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Fee-Based Variable Annuity
Lincoln Investor Advantage® Advisory Variable Annuity

Supplement dated September 28, 2018 to the Prospectus dated May 1, 2018

This supplement outlines important changes to the investment options offered under your contract. These changes become effective on November 19, 2018. All other provisions in your prospectus remain unchanged. This supplement is for informational purposes only and requires no action on your part.

Fund Changes – The following funds are available as new investment options beginning November 19, 2018:

•	LVIP Global Aggressive Growth Allocation Managed Risk Fund (Service Class)
•	LVIP SSGA Conservative Index Allocation Fund (Service Class)
•	LVIP SSGA Emerging Markets Equity Index Fund (Service Class)
•	LVIP SSGA Moderate Index Allocation Fund (Service Class)
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class)
•	LVIP SSGA Short-Term Bond Index Fund (Service Class)
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Service Class)

Fund Expenses - The following table reflects the expenses charged by the funds that are being added (as a percentage of the fund's average net assets):
	Management Fees (before any waivers/ reimburse- ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)*	Total Expenses (after Contractual waivers/ reimburse-ments)
LVIP Global Aggressive Growth Allocation Managed Risk Fund (Service Class)	0.25%	0.25%	0.08%	0.45%	1.03%	0.00%	1.03%
LVIP SSGA Conservative Index Allocation Fund (Service Class)	0.25%	0.25%	0.10%	0.30%	0.90%	-0.15%	0.75%
LVIP SSGA Emerging Markets Equity Index Fund (Service Class)	0.34%	0.25%	0.14%	0.00%	0.73%	0.00%	0.73%
LVIP SSGA Moderate Index Allocation Fund (Service Class)	0.25%	0.25%	0.06%	0.30%	0.86%	-0.10%	0.76%
LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class)	0.25%	0.25%	0.06%	0.30%	0.86%	-0.10%	0.76%
LVIP SSGA Short-Term Bond Index Fund (Service Class)	0.28%	0.25%	0.15%	0.00%	0.68%	-0.07%	0.61%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Service Class)	0.25%	0.25%	0.08%	0.57%	1.15%	0.00%	1.15%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2019. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.

Investments of the Variable Account – Description of the Funds.  The following funds are added to the prospectus. More detailed information may be obtained from the current fund prospectus, which you should read carefully. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund (Service Class): To seek capital appreciation; a fund of funds.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): To seek a high level of current income, with some consideration given to growth of capital; a fund of funds.
•
LVIP SSGA Emerging Markets Equity Index Fund (Service Class): To seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.

•	LVIP SSGA Moderate Index Allocation Fund (Service Class): To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•
LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds

•
LVIP SSGA Short-Term Bond Index Fund (Service Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.

•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Service Class): To seek capital appreciation; a fund of funds.

The Contracts – Asset Allocation Models. The following section is new information that is added to your prospectus, immediately prior to the section entitled Death Benefit.

Asset Allocation Models - You may allocate your Purchase Payments among a group of Subaccounts within an asset allocation model. Each model invests different percentages of Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative whether a model is appropriate for you.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing.  Confirmation of the rebalancing will appear on your quarterly statement.  We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The models were designed and prepared by Lincoln Investment Advisors Corp. (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.

If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However, the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If a fund within a model merges with another fund, we will add the surviving fund to the model.

Please retain this supplement for future reference.